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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

  Filed by the Registrant  | X |
  Filed by a Party other than the Registrant |___|

  Check the appropriate box:

  |_|  Preliminary Proxy Statement
  |_|  Confidential, For Use of the Commission Only
       (as permitted by Rule 14a-6(e)(2))
  |X|  Definitive Proxy Statement
  |_|  Definitive Additional Materials
  |_|  Soliciting Material Pursuant to
       Section 240.14a-11(c) or Section 240.14a-12


                                MOVIE STAR, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
     (5)  Total fee paid:

     ---------------------------------------------------------------------------

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     ---------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
     (3)  Filing Party:

     ---------------------------------------------------------------------------
     (4)  Date Filed:

     ---------------------------------------------------------------------------

                                MOVIE STAR, INC.
                     NOTICE OF ANNUAL SHAREHOLDERS' MEETING

     The Annual Meeting of Shareholders of Movie Star, Inc. will be held on Thursday, November 20, 2003, at 9:30 A.M. at Club 101 on the Main Floor at 101 Park Avenue, New York, New York, for the following purposes:

     1) To elect directors.

     2) To ratify the selection of Mahoney Cohen & Company, CPA, P.C. as auditors.

     3) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Company's Board of Directors has fixed October 1, 2003 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting, and only shareholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.



                            By Authority of the Board of Directors
                            Saul Pomerantz, Secretary
New York, New York
October 20, 2003

     All shareholders are cordially invited to attend the Annual Meeting in person. YOU ARE URGED TO PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. Your proxy will not be used if you are present at the Annual Meeting and desire to vote your shares personally.

                                MOVIE STAR, INC.
                                  1115 Broadway
                            New York, New York 10010


                                 PROXY STATEMENT

GENERAL INFORMATION

     This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Movie Star, Inc., a New York corporation (the "Company"), for use at the Annual Meeting of its Shareholders to be held at Club 101 on the Main Floor at 101 Park Avenue, New York, New York, on Thursday, November 20, 2003, at 9:30 A.M. local time. The Annual Report to Shareholders for the fiscal year ended June 30, 2003, including financial statements and the report of the independent accountants, also accompanies this statement.

     This Proxy Statement, the accompanying Notice and the accompanying proxy card are first being mailed on or about October 20, 2003, to shareholders of record on October 1, 2003.

What matters am I voting on?

     You are being asked to vote on the following matters:

     o The election of Directors to serve for the ensuing one-year period and until their respective successors are elected and qualified;

     o To ratify the selection of Mahoney Cohen & Company, CPA, P.C. as auditors.

     o To transact such other business as may properly come before the meeting and any and all adjournments thereof.

Who is entitled to vote?

     Persons who were holders of our common stock as of the close of business on October 1, 2003, the record date, are entitled to vote at the meeting. As of October 1, 2003, we had issued and outstanding 15,584,975 shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), the Company's only class of voting securities outstanding.

What is the effect of giving a proxy?

     Proxies in the form enclosed are solicited by and on behalf of the board. The persons named in the proxy have been designated as proxies by the board. If you sign and return the proxy in accordance with the procedures set forth in this Proxy Statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

     If you sign and return your proxy in accordance with the procedures set forth in this Proxy Statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted as follows:

     o    FOR the election of the nominees listed below under Proposal 1;

     o FOR the ratification of the selection of Mahoney Cohen & Company, CPA, P.C. as auditors under Proposal 2.

     If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any adjournments thereof. In the event that any other matters are properly presented at the meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment.

May I change my vote after I return my proxy card?

     Any proxy given pursuant to this solicitation may be revoked by you at any time before it is exercised. You may effectively revoke your proxy by:

     o delivering written notification of your revocation to the Secretary of Movie Star;

     o    voting in person at the meeting; or

     o    delivering another proxy bearing a later date.

     Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

     The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted ("shareholder withholding") with respect to a particular matter. Proxies that are marked "abstain" and proxies relating to "street name" shares that are returned to the Company but marked by brokers as "not voted" ("broker non-votes") and proxies reflecting shares subject to shareholder withholding will be treated as shares present for purposes of determining the presence of a quorum on all matters unless authority to vote is completely withheld on the proxy. Abstentions are voted neither "for" nor "against" a matter, but are counted in the determination of a quorum.

What is a "broker non-vote"?

     A "broker non-vote" occurs when a broker submits a proxy that states that the broker does not vote for some of the proposals because the broker has not received instructions from the beneficial owners on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

How many votes are needed for approval of each matter?

     o The election of directors requires a plurality vote of the votes cast at the meeting. "Plurality" means that the individuals who receive the largest number of votes cast "FOR" are elected as directors. Consequently, any shares not voted "FOR" a particular nominee (whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote) will not be counted in such nominee's favor.

     o The ratification of the selection of Mahoney Cohen & Company, CPA, P.C. must be approved by the affirmative of a majority of the votes cast at the meeting. Abstentions from voting with respect to this proposal are counted as "votes cast" with respect to such proposal and, therefore, have the same effect as a vote against the proposal. Shares which are subject to shareholder withholding or broker non-vote are not counted as "votes cast" with respect to such proposal and therefore will have no effect on such vote.

How do I vote?

     You may vote your shares in one of two ways: by mail or in person at the meeting. The prompt return of the completed proxy card vote will assist Movie Star in preparing for the meeting. Date, sign and return the accompanying proxy in the envelope enclosed for that purpose (to which no postage needs to be affixed if mailed in the United States). You can specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
                             AS OF AUGUST 29, 2003.

     The following table sets forth certain information as of August 29, 2003 with respect to the stock ownership of (i) those persons or groups (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who beneficially own more than 5% of the Company's Common Stock, (ii) each director of the Company and (iii) all directors and officers of the Company as a group.

                                 AMOUNT AND NATURE OF
NAME OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP       PERCENT OF CLASS(1)
------------------------         --------------------       ----------------

   Mark M. David                     3,095,428(2)               19.9230%
   1115 Broadway
   New York, NY 10010

   Great Bank Trust Co.                436,908                   2.8121%
   as Trustee for
   the Movie Star, Inc.
   Employee Stock
   Ownership Plan
   45 Rockefeller Plaza
   Suite 2055
   New York, NY 10011

   Melvyn Knigin                       115,500(3)                 .7434%
   1115 Broadway
   New York, NY 10010

   Saul Pomerantz                      692,910(4)                4.2910%
   1115 Broadway
   New York, NY 10010

   Thomas Rende                        312,300(5)                1.9912%
   1115 Broadway
   New York, NY 10010

   Joel M. Simon                        74,166                   0.4774%
   1115 Broadway
   New York, NY 10010

   Gary W. Krat                        253,333                   1.6305%
   1115 Broadway
   New York, NY 10010

   Michael A. Salberg                   72,533(6)                 .4668%
   600 Third Avenue
   New York, NY 10016

   All directors and officers        4,616,170(2)(3)(4)(5)(6)   28.3288%
   as a group (7 persons)
-----------------

(1)  Based  upon  15,536,975  shares  (excluding   2,016,802   treasury  shares)
     outstanding and options, where applicable, to purchase shares of Common Stock, exercisable within 60 days.

(2)  Includes 336,072 shares owned by his spouse.

(3)  Includes 100,000 shares owned by Mr. Knigin's spouse.

(4) Includes options granted to Saul Pomerantz for 410,000 shares and Shelley Pomerantz for 50,000 shares (his wife who also is employed by the Company) pursuant to the 1994 Plan, 60,000 pursuant to the 1988 Non-Qualified Plan and 91,000 pursuant to the 2000 Plan exercisable within 60 days, and 56,910 shares owned by his spouse and 8,000 shares held jointly with his spouse.

(5) Represents options granted to Thomas Rende for 98,000 shares, pursuant to the 1994 Plan, and 49,000 pursuant to the 2000 Plan exercisable within 60 days, 162,000 shares held jointly with his spouse, and 3,300 shares owned by his spouse.

(6)  Represents 72,533 shares owned by Mr. Salberg's spouse.

                                   PROPOSAL 1

Election of Directors

     The Board of Directors, pursuant to the Bylaws, has set the number of directors constituting the full Board at six directors. All six nominees have agreed to serve if elected. All directors hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Assuming the presence of a quorum, the directors shall be elected by a plurality of the votes cast at the meeting with respect to the election of directors. "Plurality" means that the individuals who receive the largest number of votes cast "For" are elected as directors up to the maximum number of directors to be elected. Consequently, any shares not voted "For" a particular director (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted for purposes of determining a plurality.

                      -----------------------------------


Information Concerning  Nominees for Directors

     a) All nominees are the current Directors.


     Director Since   Name                   Age     Position
     --------------   ----                   ---     ---------

     1981             Mark M. David          56      Chairman of the Board

     1997             Melvyn Knigin          60      President, Chief Executive
                                                     Officer and Director

     1983             Saul Pomerantz         54      Executive Vice President,
                                                     Chief Operating Officer,
                                                     Secretary and Director

     1996             Joel M. Simon          58      Director

     1996             Gary W. Krat           55      Director

     2001             Michael A. Salberg     51      Director

Mark M. David was re-elected Chairman of the Board on November 19, 2002. Effective as of July 1, 1999, Mr. David retired as a full-time executive employee of the Company. Mr. David relinquished the position of Chief Executive Officer in February 1999, but remained as Chairman of the Board. He had been Chairman of the Board and Chief Executive Officer from December 1985 to August 1995 and from April 1996 until February 1999, President from April 1983 to December 1987 and Chief Operating Officer of the Company since the merger with Stardust Inc. in 1981 until December 1987. Prior to the merger, he was founder, Executive Vice President and Chief Operating Officer of Sanmark Industries Inc.

Melvyn Knigin was re-elected Chief Executive Officer and to the Board of Directors on November 19, 2002. Mr. Knigin had been appointed Chief Executive Officer in February 1999. Mr. Knigin was appointed to fill a vacancy on the Board of Directors and promoted to Senior Vice President and Chief Operating Officer on February 5, 1997 and was promoted to President on September 4, 1997. Since joining the Company in 1987, he was the President of Cinema Etoile, the Company's upscale intimate apparel division. Prior to joining the Company, he had spent most of his career in the intimate apparel industry.

Saul Pomerantz, CPA, was re-elected to the Board of Directors and Chief Operating Officer on November 19, 2002. Mr. Pomerantz had been appointed Chief Operating Officer in February 1999. Mr. Pomerantz was elected Senior Vice

President on December 3, 1987 and was promoted to Executive Vice President on September 4, 1997. Previously, he was Vice President-Finance since 1981. He was Chief Financial Officer from 1982 to February 1999 and has been Secretary of the Company since 1983.

Gary W. Krat was re-elected to the Board of Directors on November 19, 2002. Mr. Krat is currently Chairman Emeritus of SunAmerica Financial Network. From 1990 and until his retirement in 1999, Mr. Krat was Senior Vice President of SunAmerica Inc. and Chairman and Chief Executive Officer of SunAmerica Financial Network, Inc. and its six NASD broker dealer companies with nearly ten thousand registered representatives. From 1977 until 1990, Mr. Krat was a senior executive with Integrated Resources, Inc. Prior to joining Integrated Resources, Mr. Krat was a practicing attorney. He has a law degree from Fordham University and a Bachelor of Arts degree from the University of Pittsburgh.

Joel M. Simon was re-elected to the Board of Directors on November 19, 2002. Mr. Simon is a principal of Crossroads, LLC, a financial consulting firm. Mr. Simon was the President and Chief Executive Officer of Starrett Corporation, a real estate construction, development and management company from March to December 1998. From 1996 to 1998, Mr. Simon was self-employed as a private investor. Mr. Simon was a practicing CPA and he has a Bachelor of Science degree in accounting from Queens College of the City University of New York.

Michael A. Salberg was elected to the Board of Directors on November 19, 2002. Mr. Salberg was appointed to fill a vacancy on the Board of Directors on May 25, 2001. Mr. Salberg is a practicing attorney in New York and was admitted to the New York bar in 1977. Since 1989, he has been a partner in the New York law firm of Graubard Miller and its predecessors. The Graubard Miller firm and its predecessors have represented the Company as legal counsel for many years. Mr. Salberg received his Juris Doctor degree from New York Law School in 1976 and a Bachelor of Arts degree from the University of Cincinnati in 1973.

     The Board of Directors unanimously recommends that you mark your proxy "FOR" the election of all nominees to the Board.

Board of Directors Meetings and Committees

     The Board of Directors, pursuant to the Bylaws, has set the number of directors constituting the full Board of Directors at six directors. Six directors will be elected at the Annual Meeting, each to hold office for a term of one year or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. During the fiscal year ended June 30, 2003, the Board of Directors met two times.

     The members of the Nominating Committee are Mark M. David, Saul Pomerantz and Gary W. Krat. This committee was formed in order to nominate officers and/or directors. The Nominating Committee met once during the fiscal year. Mark M. David, Saul Pomerantz and Gary W. Krat will serve on the Nominating Committee again, subject to their election as directors. The Nominating Committee does not currently have any procedures for accepting nominations from shareholders for the positions of officers or directors.

     Three non-employee directors, Messrs. Krat, Salberg and Simon, serve as the Audit Committee. It recommends to the Board the engagement and discharge of the independent auditors for the Company (subject to shareholder ratification), analyzes the reports of such auditors, and makes such recommendations to the Board with respect thereto as the committee may deem advisable. The Audit Committee met four times relating to fiscal year 2003. Messrs. Krat, Salberg and Simon will serve on the Audit Committee again, subject to their election as directors. On October 10, 2003 the Audit Committee adopted a revised Audit Committee Charter in the form set forth in the Appendix to this Proxy Statement.

     The members of the Compensation Committee are Mark M. David, Gary W. Krat and Joel M. Simon. This committee was formed in order to set compensation and benefit levels for the Company's officers and other highly paid employees and to decide which employees would be granted options. Mark M. David, Gary W. Krat and Joel M. Simon will serve on the Compensation Committee again, subject to their election as directors. The Compensation Committee met once during fiscal year 2003.

Board of Directors Compensation

     The Company currently pays its outside directors an annual fee of $15,000 and a fee of $1,500 per meeting for attendance at meetings of the Board and its Committees. Directors are also reimbursed for out-of-pocket expenses.

     There are no family relationships between the various executive officers and directors.

Consulting and Employment Agreements

     Effective as of July 1, 1999, Mr. David retired as a full-time executive employee of the Company. In connection with his retirement, the Company and Mr. David entered into a series of written agreements which provided for the payment to Mr. David of a lump sum retirement benefit of $500,000, the continuation of health insurance benefits and a split dollar life insurance policy on Mr. David's life and the retention of Mr. David's services as a consultant to the Company for a term of five years. Pursuant to the consulting agreement, Mr. David was entitled to receive an annual fee of $200,000, is prohibited from disclosing any confidential information of the Company and may not engage in any business which is competitive with the business of the Company.

     In conjunction with Mr. David's retirement, the Company and Mr. David entered into a series of written agreements providing for the payment to Mr. David of a lump sum retirement benefit of $500,000, the continuation of health insurance benefits and a split dollar life insurance policy on Mr. David's life and the retention of Mr. David's services as a consultant to the Company for a term of five years, expiring on June 30, 2004. Pursuant to the consulting agreement, Mr. David is prohibited from disclosing any confidential information of the Company and from engaging in any business that is competitive with the business of the Company.

     Effective January 1, 2003, the consulting arrangement between the Company and Mark M. David, Chairman of the Board, was modified and the term was extended to June 30, 2007. The new agreement is with Mr. David's consulting firm, BENJAM Consulting, LLC. Under the terms of the new agreement, BENJAM Consulting, LLC will provide the consulting services of Mr. David to the Company and will receive annual consulting fees of $225,000 through June 30, 2007 plus the reimbursement of expenses in an amount not to exceed $50,000 per year.

     Also effective as of July 1, 1999, the Company entered into written employment agreements with each of Messrs. Knigin and Pomerantz. The agreements provided for an initial term of two years ending June 30, 2001. Mr. Knigin's annual base salary during the initial term was $400,000 and Mr. Pomerantz's annual base salary was $250,000. In addition, they were each entitled to bonuses under the Movie Star Senior Executive Incentive Compensation Plan (the "IC Plan"). Each of Messrs. Knigin and Pomerantz were granted incentive options pursuant to the 2000 Plan, which was approved by the shareholders at the Company's Annual Meeting on November 28, 2000. The agreements with Messrs.

Knigin and Pomerantz provided that for a period of one year after termination of employment in certain circumstances, they are prohibited from competing with the Company without our prior written consent. The original terms of the employment agreements for Messrs. Knigin and Pomerantz expired on June 30, 2001. As of April 2001, Mr. Knigin's employment agreement was extended for an additional term of three years ending on June 30, 2004 at an annual base salary of $450,000 for fiscal year 2002, $475,000 for fiscal year 2003 and $500,000 for fiscal year 2004. Mr. Pomerantz's employment agreement was not extended. Mr. Pomerantz has continued in his position as Executive Vice President and Chief Operating Officer on substantially the same terms as were set forth in the employment agreement that expired on June 30, 2001, except that there is no term of years. Mr. Pomerantz's base salary for fiscal year 2003 is the same as it was for fiscal year 2002. In addition, Mr. Pomerantz and the Company entered into a written agreement providing for the payment of severance benefits to Mr. Pomerantz in the event his employment is terminated under certain circumstances.

     The employment agreement between Mr. Knigin and the Company dated as of February 22, 2000, as amended as of April 2001, was scheduled to expire by its terms on June 30, 2004. In December 2002, Mr. Knigin and the Company began discussing the possibility of extending the term of Mr. Knigin's employment agreement. On January 28, 2003, Mr. Knigin and the Company entered into a new written agreement, all of the terms of which were retroactive to July 1, 2002 (the "New Agreement"). The material terms of the New Agreement are described in detail in the section of this Proxy Statement entitled Report of the Compensation Committee on Executive Compensation.

Executive Officers

     The Company's executive officers are Melvyn Knigin, President and Chief Executive Officer, Saul Pomerantz, Executive Vice President, Secretary and Chief Operating Officer and Thomas Rende, Chief Financial Officer. Effective as of June 30, 1999, Mark M. David is no longer an executive officer of the Company. Except for the Company's Chief Financial Officer, Thomas Rende, information concerning each executive officer's age and length of service with the Company can be found herein under the section entitled "ELECTION OF DIRECTORS." Mr. Rende is forty-two years old and was appointed Chief Financial Officer in February 1999. Since joining Movie Star in 1989, Mr. Rende has held various positions within the finance department.

                             EXECUTIVE COMPENSATION

Report of the Compensation Committee on Executive Compensation
--------------------------------------------------------------

Joel M. Simon, Gary W. Krat and Mark M. David were appointed by the Board of Directors, and each of them agreed to serve, as members of the Compensation Committee (the "Committee").

The employment of the Company's President and Chief Executive Office, Melvyn Knigin, is governed by the terms of a written employment agreement that expires on June 30, 2007. Saul Pomerantz, Executive Vice President and Chief Operating Officer and Thomas Rende, Chief Financial Officer of the Company do not have written employment agreements. However, Mr. Pomerantz and the Company entered into a written agreement providing for the payment of severance benefits to Mr. Pomerantz in the event his employment is terminated under certain circumstances.

Compensation Policies
---------------------

In determining the appropriate levels of executive compensation for fiscal year 2003, the Committee based its decisions on (1) the Company's improved financial condition, (2) the need to retain experienced individuals with proven leadership and managerial skills, (3) the executives' motivation to enhance the Company's performance for the benefit of its shareholders and customers, and (4) the executives' contributions to the accomplishment of the Company's annual and long-term business objectives.

Salaries generally are determined based on the Committee's assessment of the value of each executive's contribution to the Company, the results of recent past fiscal years in light of prevailing business conditions, the Company's goals for the ensuing fiscal year and, to a lesser extent, prevailing levels at companies considered to be comparable to and competitors of the Company.

In addition to base salary compensation, the Committee has also, from time to time, recommended that stock options be granted to the executive officers in order to reward and reinforce their commitment to maximizing shareholder return and long-term results.

Extension of Mr. Knigin's Employment Agreement
----------------------------------------------

The employment agreement between Mr. Knigin and the Company dated as of February 22, 2000, as amended as of April 2001, was scheduled to expire by its terms on June 30, 2004. In December 2002, Mr. Knigin and the Company began discussing the possibility of extending the term of Mr. Knigin's employment agreement. On January 28, 2003, Mr. Knigin and the Company entered into a new written agreement, all of the terms of which were retroactive to July 1, 2002 (the "New Agreement"). In conjunction with his New Agreement, Mr. Knigin relinquished all of his outstanding options for shares of the Company's Common Stock and all of his rights to receive any portion of the unvested options to which he might become entitled in the future under the terms of any written option agreements with the Company. Under the significant terms of the New Agreement, (i) the term of Mr. Knigin's employment was extended to June 30, 2007, (ii) the Company agreed to pay the premiums on a policy of life insurance on Mr. Knigin's life providing a death benefit of $1,500,000 to Mr. Knigin's designated beneficiary and a policy of disability insurance providing a benefit of $10,000 per month payable to Mr. Knigin until age sixty-four in the event of his disability, (iii) continued participation in the Company's group medical insurance and Retired Senior Executive Medical Plan, (iv) provided Mr. Knigin retires from employment by the Company at the expiration of the agreement, he may become entitled to a severance payment ranging from $500,000, if cumulative pre-tax profit for fiscal years 2003 through 2007 is at least $6,000,000, to an amount equal to 7.5% of the cumulative pre-tax profit for those fiscal years in excess of $10,000,000, and (v) Mr. Knigin may become entitled to certain substantial payments in the event of a sale of the Company or a sale of substantially all of the Common Stock of the Company owned by Mark David and certain identified members of his family, which payments are to be applied against any severance obligations of the Company to Mr. Knigin. The New Agreement prohibits Mr. Knigin from disclosing confidential information of the Company and limits his right to seek employment with a competitor if his employment is terminated in certain circumstances.

Base Salary Compensation
------------------------

Based on recommendations from the Company's Chairman of the Board, the collective business experience of the other Committee members and negotiations with Messrs. Knigin, Pomerantz and Rende, the Committee established the base salaries for each of Messrs. Knigin, Pomerantz and Rende. Mr. Knigin's base salary is set forth in the New Agreement and is fixed at $475,000 for fiscal year 2003 and $500,000 for fiscal year 2004. Under the terms of the employment agreement, Mr. Knigin's base salary is scheduled to increase by $25,000 in each of fiscal years 2005, 2006 and 2007; the base salary in fiscal year 2007 will be $575,000. Mr. Pomerantz's base salary for fiscal year 2004 will remain at
$250,000  and Mr.  Rende's  base  salary  for  fiscal  year 2004 will  remain at
$165,000. The Committee does not utilize outside consultants to obtain comparative salary information, but believes that the salaries paid by the

Company are competitive, by industry standards, with those paid by companies with similar sales volume to the Company. The Committee places considerably more weight on each executive's contribution to the Company's development and maintenance of its sources of supply, manufacturing capabilities, marketing strategies and customer relationships than on the compensation policies of the Company's competitors; however, the Committee does not establish or rely on target levels of performance in any of these areas to arrive at its recommendations.

The current senior executives of the Company have been associated with the Company in senior management positions for periods ranging from thirteen to more than twenty-three years. They have been primarily responsible for the formulation and implementation of the Company's recent financial and operational restructuring and provide the Company with a broad range of management skills which are considered by the Committee to be an essential source of stability and a base for the Company's future growth.

Stock Option Grants
-------------------

On July 15, 1994, the Committee adopted a new Incentive Stock Option Plan (the "1994 ISOP") to replace the expired 1983 ISOP. The 1994 ISOP authorized the grant of options to purchase up to 2,000,000 shares of the Company's Common Stock. Options for all of the shares of the Company's Common Stock under the 1994 ISOP have been granted. As a result of forfeitures by participants, there are presently 825,000 shares available to be granted. All of the Company's management and administrative employees are eligible to receive grants under the 1994 ISOP. Subject to shareholder approval of the 1994 ISOP, options under the 1994 ISOP were granted to each of the Company's senior executives (except Mark
M. David) on July 15, 1994 at fair market value at that date. As a condition to the grant of options to the Company's senior executives, the Committee required each of the recipients to surrender for cancellation any interest in options granted prior to July 15, 1994. The 1994 ISOP was approved by the Company's shareholders at the Company's Annual Meeting on December 8, 1994.

On February 21, 2000, the Committee adopted a new Performance Equity Plan (including a new Incentive Stock Option Plan) (the "2000 Plan"). The 2000 Plan authorizes the Company to grant qualified and non-qualified options to participants for the purchase of up to an additional 750,000 shares of the Company's Common Stock and to grant other stock-based awards to eligible employees of the Company. The 2000 Plan was approved by the Company's shareholders at the Annual Meeting on November 28, 2000. There are presently 460,000 shares available to be granted.

In addition to the ISOP, in 1988, the Committee recommended and the Board of Directors adopted a non-qualified Management Option Plan (the "1988 Non-qualified Plan") to provide an additional continuing form of long-term incentive to selected officers of the Company. The 1988 Non-qualified Plan was approved by the Company's shareholders at the Company's Annual Meeting on December 13, 1988. Generally, options under the 1988 Non-qualified Plan are issued with a 5-year exercise period in order to encourage the executive officers to take a long-term approach to the formulation and accomplishment of the Company's goals. There are presently 1,591,666 shares available to be granted.

In January 1997, the independent directors serving on the Committee recommended that the Company grant new options under the 1994 ISOP to Melvyn Knigin, Saul Pomerantz and Thomas Rende at a price equal to the market price for the Company's shares on the date of the grant. The grant of new options to Messrs. Knigin and Pomerantz was also subject to the condition that they surrender for cancellation any interest in options granted to them prior to January 29, 1997.

In November 1998, the independent directors serving on the Committee recommended that the Company grant new options to Messrs. Knigin and Pomerantz under the 1994 ISOP and the 1988 Non-qualified Plan and to Mr. Rende under the 1994 ISOP.

In February 2000, the Committee recommended that the Company grant additional options to Messrs. Knigin and Pomerantz in conjunction with their respective employment agreements and to Mr. Rende in connection with his promotion to Chief Financial Officer.

Pursuant to Mr. Knigin's prior employment agreement, he was granted an additional option to purchase an aggregate of 300,000 shares of the Company's Common Stock. These additional options were to be issued in allotments of 100,000 each on July 1, 2001, July 1, 2002 and July 1, 2003 at a price per share equal to the closing market price of the Company's shares on the American Stock Exchange on the trading day preceding the date of issuance. The first two allotments were issued to Mr. Knigin. The additional options granted to Mr. Knigin were intended to be qualified options under the 1994 ISOP or the 2000 Plan and the Company has agreed that if there are not sufficient shares available under the 2000 Plan, the Company will seek the approval of its shareholders for an amendment of the 2000 Plan providing for an appropriate increase in the number of shares available under the 2000 Plan in order to meet the contractual obligation to Mr. Knigin. All of the options previously granted to Mr. Knigin were relinquished by him pursuant to the New Agreement.

Incentive Compensation
----------------------

In September 1998, the Compensation Committee adopted an incentive compensation plan for senior executives, other than Mr. David (the "1998 Incentive Plan"). Under the 1998 Incentive Plan, the Compensation Committee had the discretion to award bonus compensation to senior executives in an amount not to exceed five (5%) percent of any increases in net income before taxes over the base amount of $1,200,000 and up to $3,200,000 and an amount not to exceed six and three quarters (6.75%) percent of any increases in net income before taxes in excess of $3,200,000 (the "Bonus Pool"). Based on the collective efforts of Messrs. Knigin and Pomerantz, the Compensation Committee determined to award bonuses to them under the 1998 Incentive Plan for fiscal year 1999. Mr. Knigin was eligible to receive incentive compensation equal to three (3%) percent and Mr. Pomerantz was eligible to receive two (2%) of net income before taxes in excess of $1,200,000.

In fiscal 2000, the Committee amended the 1998 Incentive Plan to increase the Bonus Pool from 5% to 6.75%. Pursuant to their respective employment agreements, Mr. Knigin was eligible to receive incentive compensation equal to three (3%) percent and Mr. Pomerantz was eligible to receive two (2%) percent of net income before taxes in excess of $1,200,000 for fiscal year 2000. In addition, the Committee determined that Mr. Rende was eligible to participate in the Bonus Pool and awarded him incentive compensation equal to 0.25% of net income before taxes in excess of $1,200,000 for fiscal year 2000. In fiscal year 2001and 2002, Messrs. Knigin, Pomerantz and Rende were eligible to receive incentive compensation in the same percentages as the prior fiscal year. No incentive compensation was paid to the senior executives of the Company for fiscal year 2002.

Based on the improved financial performance of the Company, in fiscal 2003, the Committee once again awarded bonuses to Messrs. Knigin, Pomerantz and Rende. The Committee determined that Mr. Knigin was eligible to receive incentive compensation equal to three (3%) percent, Mr. Pomerantz was eligible to receive one and one quarter (1.25%) percent and Mr. Rende was eligible to receive one (1%) percent on the net income before taxes between $1,200,000 and $3,200,000; and Mr. Knigin was eligible to receive three and three quarters (3.75%) percent,

Mr. Pomerantz was eligible to receive one and three quarters (1.75%) percent and Mr. Rende was eligible to receive one and one quarter (1.25%) percent on the net income before taxes in excess of $3,200,000. For fiscal 2003, incentive compensation amounted to $287,000.

Compensation of the Chief Executive Officer
-------------------------------------------

For fiscal year 2003, the annual base salary paid to the Company's Chief Executive Officer, Melvyn Knigin, pursuant to his employment agreement was $475,000. Mr. Knigin's employment agreement provides for an annual base salary of $500,000 in fiscal year 2004.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

There are no Compensation Committee interlocks or insider participation.

                           Mark M. David
                           Gary W. Krat
                           Joel M. Simon

                           Summary Compensation Table


                                                                        LONG-TERM COMPENSATION
                                                                        ----------------------
                                            ANNUAL COMPENSATION                        RESTRICTED
                                           ---------------------                         OPTIONS          ALL OTHER
NAME AND PRINCIPAL POSITION   FISCAL YEAR       SALARY ($)         STOCK AWARDS($)      (# SHARES)       COMPENSATION ($)
---------------------------   -----------     --------------      -----------------    -----------       ----------------

Melvyn Knigin                     2003            478,888                -               - (1)              188,163
President and Chief               2002            452,790                -             900,000(1)            22,215
Executive Officer; Director       2001            402,340                -             800,000(1)            53,354


Saul Pomerantz                    2003            250,807                -             630,000(2)            83,162
Executive Vice President          2002            250,300                -             630,000(2)            13,971
and Chief Operating               2001            250,000                -             630,000(2)            29,384
Officer; Director

Thomas Rende                      2003            168,351                -             175,000(3)            56,390
Chief Financial Officer           2002            167,898                -             175,000(3)            11,608
                                  2001            167,860                -             175,000(3)             3,283


     (1) Represents options to purchase shares of Common Stock under the 1994 Incentive Stock Option Plan (the "1994 Plan") of which 350,000 shares were granted on January 29, 1997, 125,000 shares granted on November 4, 1998; 125,000 shares granted on November 4, 1998, 100,000 shares were granted on July 2, 2001 and 100,000 shares were granted on July 1, 2002 under the Company's Non-Qualified Stock Option Plan (the "1988 Plan") and 200,000 shares granted on February 22, 2000 pursuant to the 2000 Incentive Stock Option Plan (the "2000 Plan"). On January 28, 2003, Mr. Knigin voluntarily surrendered and forfeited his options.


     (2) Represents options to purchase shares of Common Stock under the 1994 Incentive Stock Option Plan (the "1994 Plan") of which 350,000 shares were granted on January 29, 1997 and 75,000 shares were granted on November 4, 1998; 75,000 shares granted on November 4, 1998 under the Company's Non-Qualified Stock Option Plan (the "1988 Plan") and 130,000 shares granted on February 22, 2000 pursuant to the 2000 Incentive Stock Option Plan (the "2000 Plan").


     (3) Represents options to purchase shares of Common Stock under the 1994 Incentive Stock Option Plan (the "1994 Plan") of which 20,000 shares were granted on July 15, 1994, 50,000 shares were granted on January 29, 1997, 35,000 shares were granted on November 4, 1998; and 70,000 shares granted on February 22, 2000 pursuant to the 2000 Incentive Stock Option Plan (the "2000 Plan").

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES



                        Number of Shares   Dollar                                                    Value of Unexercised,
                          Acquired on      Value       Number of Unexercised Options/SARs    In-the-Money Options/SARs at Fiscal
      Name                  Exercise       Realized           at Fiscal Year-End(#)                     Year-End ($)(3)
      ----                  --------       --------   -----------------------------------    ------------------------------------
                                                      Exercisable         Unexercisable       Exercisable         Unexercisable

SAUL POMERANTZ                 -              -       561,000(1)           69,000(1)           656,428               76,523

THOMAS RENDE                   -              -       147,0002)             28,000(2)          155,043               30,083


     (1) Consists of options to purchase shares pursuant to the Company's 1988 Non-Qualified Plan, the 1994 ISOP, and the 2000 Plan.

     (2)  Consists  of options  granted  pursuant  to the 1994 ISOP and the 2000
          Plan.

     (3) The value attributed to unexercised options/SARs at fiscal year-end is based on the market value at June 30, 2003 of $1.84 less the cost to exercise the Options/SARs.

                          STOCK PRICE PERFORMANCE GRAPH

         The Stock Price Performance Graph below compares cumulative total return of the Company, the S&P 500 Index and a selected peer group index selected by the Company.* The graph plots the growth in value of an initial $100 investment over the indicated time periods, with dividends reinvested. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                      Comparison of Cumulative Total Return



                 06/30/98    06/30/99     06/30/00    06/30/01    06/30/02    06/30/03
                 --------    --------     --------    --------    --------    --------

MSI                 0.00%     145.45%        0.00%     -27.27%     -21.45%     167.64%
S&P                 0.00%      21.07%       28.29%       7.99%     -12.70%     -14.05%
Peer Group          0.00%      -4.39%       -3.40%      -5.72%       2.63%       6.80%




-----------------------------

     * The peer group index is selected by the Company and is  comprised  of the
Company and the following companies, as adjusted for relative market capitalization: Nitches, Inc., Jaclyn, Inc., Everlast Worldwide, Inc. and Donnkenny, Inc.

Employee Stock Ownership Plan

     The Company adopted an Employee Stock Ownership and Capital Accumulation Plan ("ESOP") as of July 1, 1983. The ESOP is intended to comply with the provisions of the Employee Retirement Income Security Act of 1974, as amended, the Tax Equity and Fiscal Responsibility Act of 1982, the Deficit Reduction Act of 1984 and the Retirement Equity Act of 1984. A favorable determination letter was initially issued by the Internal Revenue Service with regard to the ESOP in February 1985. From time to time, the ESOP is amended as required to comply with amendments to the applicable statutes. Contributions to the ESOP by the Company are discretionary. The allocation of the contribution made in any year to eligible employees is based on their earnings. All employees over the age of 18 years who have been employed by the Company for one year are eligible to participate in the ESOP. All participants in the ESOP at June 30, 1996 are fully vested. Employees hired on and after July 1, 1996 vest in the ESOP as follows:

                    Service with Company after June 30, 1996

         up to five years.... 0%
         five years.......... 100%


For the fiscal year ended June 30, 2003 the Company did not make a contribution.

     As of August 29, 2003, the ESOP owns 436,908 shares or 2.8121% of the outstanding shares of the Company's Common Stock. Withdrawal of vested balances by participants can take place upon death, disability or early or normal retirement. Vested benefits will be paid to participants who have terminated their employment for reasons other than death, disability or early or normal retirement as quickly as possible after the third June 30 following departure.

Stock Options

2000 Performance Equity Plan

     On February 21, 2000, the Board of Directors adopted the 2000 Performance Equity Plan authorizing the grant of up to 750,000 options. Shareholders approved the Plan on November 28, 2000. As of June 30, 2003 there were options outstanding to purchase 290,000 shares, exercisable at prices ranging from $.625 to $1.0625 over the period June 30, 2003 to January 2, 2011, of which 184,000 are vested. An aggregate of three persons hold options under the 2000 Performance Equity Plan.

1994 Incentive Stock Option Plan

     In 1994, the Company adopted an Incentive Stock Option Plan (the "1994 ISOP"). The 1994 ISOP was approved by the shareholders of the Company on December 8, 1994. The purpose of the 1994 ISOP is to enable the Company to attract and retain key employees by providing them with an opportunity to participate in the Company's ownership. Awards under the 1994 ISOP are made by the Compensation Committee. The 1994 ISOP is intended to comply with Section 422A of the Internal Revenue Code of 1986, as amended. All options are granted at market value as determined by reference to the price of shares of the Common Stock on the American Stock Exchange.

     As of June 30, 2003, there were options outstanding to purchase 845,000 shares, exercisable at prices ranging from $.625 to $1.125 over the period June 30, 2003 to December 20, 2009, of which 799,000 are vested. An aggregate of thirteen persons hold options under the 1994 ISOP.

1988 Non-Qualified  Stock Option Plan

     On December 13, 1988, the Company's shareholders approved a non-qualified stock option plan of up to 1,666,666 shares. As of June 30, 2003, one person holds options to purchase 75,000 shares, at an exercise price of $.625 per share. These options vest over a period of five years commencing November 4, 1999 and the vested portion may be exercised at any time until November 3, 2008.

Compliance With Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of our Common Stock to file initial reports of ownership and reports of changes of in ownership of Common Stock with the Securities and Exchange Commission ("SEC") And the American Stock Exchange. Executive officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish us with copies of all such reports they file. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended June 30, 2003, all filings under Section 16(a) were made as required.

Audit Committee Report

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements to accounting principles generally accepted in the United States of America.

     In this  context,  the Audit  Committee  has  reviewed and  discussed  with management and the independent auditors the Company's audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with them their independence from the Company and its management.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30,2003, for filing with the Securities and Exchange Commission.

                            Audit Committee
                            Joel S. Simon
                            Gary W. Krat
                            Michael A. Salberg

                                   PROPOSAL 2


Ratification of Selection of Mahoney Cohen & Company, CPA, P.C. as Auditors

     The Board of Directors has selected Mahoney Cohen & Company, CPA, P.C. to audit the books and records of the Company for its fiscal year ending June 30, 2004. The Company has been advised by Mahoney Cohen & Company, CPA, P.C., that the firm has no relationship with the Company other than that arising from the firm's engagement as auditors, tax advisors and consultants.

     In the event the shareholders fail to ratify the appointment, the Board of Directors will consider it as direction to select other auditors for the subsequent year. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interest of the Company and its shareholders. The ratification requires a majority vote of those shares of Common Stock represented at the meeting. Consequently, any shares not voted "For" ratification (whether as a result of a direction to withhold authority or a broker non-vote) will not be counted for purposes of determining a majority.

     Representatives of Mahoney Cohen & Company, CPA, P.C. will be present at the Annual Meeting, during which they will be afforded the opportunity to make a statement if they so desire, and shareholders will be afforded the opportunity to ask appropriate questions.

     Audit Fees: Audit fees billed to the Company by Mahoney Cohen & Company, CPA, P.C. for auditing the Company's annual financial statements for the fiscal year ended June 30, 2003 amounted to $54,000.

     Financial Information Systems Design and Implementation Fees: No services were performed by, or fees incurred to, Mahoney Cohen & Company, CPA, P.C. in connection with the financial information services design and implementation projects for the fiscal year ended June 30, 2003.

     All Other Fees: All other fees, including tax and employee benefit related services, billed by Mahoney Cohen & Company, CPA, P.C. with respect to the fiscal year ended June 30, 2003 amounted to $26,000.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU MARK YOUR
          PROXY "FOR" RATIFICATION OF THE SELECTION OF MAHONEY COHEN &
      COMPANY, CPA, P.C. TO AUDIT THE BOOKS AND RECORDS OF THE COMPANY FOR
                      THE FISCAL YEAR ENDING JUNE 30, 2004

                -------------------------------------------------

                                 OTHER BUSINESS

     The Board of Directors does not intend to present any other business for action at the Annual Meeting and does not know of any other business intended to be presented by others.

                             SHAREHOLDERS' PROPOSALS

     Proposals of shareholders for consideration at the 2004 Annual Meeting of Shareholders must be received by the Company no later than September 1, 2004, in order to be included in the Company's Proxy Statement and proxy relating to the meeting.

                     ANNUAL REPORT AND FINANCIAL INFORMATION

     A copy of the Company's Annual Report to Shareholders for the year ended June 30, 2003 has been or will be mailed on or about October 20, 2003, concurrently with or prior to the mailing of this Proxy Statement, by first class mail, to each shareholder of record as of October 1, 2003.

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2003, filed by the Company with the Securities and Exchange Commission, will be furnished without charge to any person requesting a copy thereof in writing and stating that he is a beneficial Holder of shares of the Company's Common Stock. The Company will also furnish copies of exhibits, if any, to the Form 10-K to eligible persons requesting exhibits, at a charge of $0.35 per page, paid in advance. The Company will indicate the number of pages to be charged for upon written inquiry. Requests and inquiries should be addressed to:

                           Saul Pomerantz, Secretary
                                Movie Star, Inc.
                                 1115 Broadway
                            New York, New York 10010

     Nothing contained in the Annual Report to Shareholders or in the Form 10-K is to be regarded as proxy soliciting material or as a communication by means of which a solicitation of proxies is to be made.


                                          By Order of the Board of Directors
                                          Saul Pomerantz, Secretary


October 20, 2003

                                                                        Appendix

                             AUDIT COMMITTEE CHARTER
                                       OF
                                MOVIE STAR, INC.

Purpose

The Audit Committee is appointed by the Board of Directors ("Board") of Movie Star, Inc. ("Company") to assist the Board in monitoring (1) the integrity of the annual, quarterly and other financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's independent auditors and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee also shall review and approve all related-party transactions.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission ("Commission") to be included in the Company's Annual Proxy Statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members, absent a temporary vacancy. The members of the Audit Committee shall meet the independence and experience requirements of the American Stock Exchange, Section 10A(m)(3) of the Securities Exchange Act of 1934 ("Exchange Act") and the rules and regulations of the Commission.

The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Meetings

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of or consultants to, the Audit Committee.

Committee Authority and Responsibilities

The Audit Committee shall have the sole authority to appoint or replace the independent auditor. The Audit Committee shall be directly responsible for determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall pre-approve all auditing services and permitted non-audit services to be performed for the Company by its independent auditor, including the fees and terms thereof (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit). The Audit Committee may form and delegate authority to subcommittees of the Audit Committee consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to (i) the independent auditor for the purpose of rendering or issuing an audit report and (ii) any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee annually shall review the Audit Committee's own performance.

The Audit Committee shall:

Financial Statement and Disclosure Matters
------------------------------------------

1. Meet with the independent auditor prior to the audit to review the scope, planning and staffing of the audit.

2. Review and discuss with management and the independent auditor the annual audited financial statements, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

3. If requested by management or the independent auditors, review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

4. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including:

     (a) any significant changes in the Company's selection or application of accounting principles;

     (b)  the Company's critical accounting policies and practices to be used;

     (c) All alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

     (d)  any material written  communications  between the independent  auditor
          and  management,   such  as  any  management  letter  or  schedule  of
          unadjusted differences; and

     (e)  any major issues as to the adequacy of the Company's internal controls
          and  any  special   steps   adopted  in  light  of  material   control
          deficiencies.

5. Discuss with management the Company's earnings press releases prior to issuance, including the use of "pro forma" or "adjusted" non-GAAP information, and financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be general and include the types of information to be disclosed and the types of presentations to be made.

6. Discuss with management and the independent auditor the effect on the Company's financial statements of (i) regulatory and accounting initiatives and (ii) off-balance sheet structures.

7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor
--------------------------------------------------------------------

10. At least annually, obtain and review a report from the independent auditor, consistent with Independence Standards Board Standard No. 1, regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

11. Verify the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

12. Oversee the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

13. Be available to the independent auditors during the year for consultation purposes.

Compliance Oversight Responsibilities
-------------------------------------

14. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

15.  Review and approve all related-party transactions.

16.  Inquire  and  discuss  with   management  the  Company's   compliance  with
     applicable laws and regulations, and, where applicable, recommend policies and procedures for future compliance.

17. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company's financial statements or accounting policies.

18. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports that raise material issues regarding the Company's financial statements or accounting policies.

19. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                MOVIE STAR, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints MARK M. DAVID, and SAUL POMERANTZ, and each of them, with full power of substitution, to represent the undersigned and to vote all of the shares of stock in Movie Star, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said Company to be held at Club 101 on the Main Floor, 101 Park Avenue, New York, New York, on November 20, 2003 at 9:30 A.M., and at any adjournments thereof;

IF NO DIRECTIONS ARE GIVEN, THE INDIVIDUALS DESIGNATED ABOVE WILL VOTE FOR ALL PROPOSALS IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS.

                  (continued and to be signed on reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                                MOVIE STAR, INC.

                               November 20, 2003

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



     Please detach along perforated line and mail in the envelope provided.
                           ---------------------------

--------------------------------------------------------------------------------
                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                   THE ELECTION OF DIRECTORS AND PROPOSAL 2.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
         PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [ X ]
--------------------------------------------------------------------------------

1. Election of Directors:

                              Nominees:
[  ]FOR ALL NOMINEES          [  ]     Mark M. David
                              [  ]     Melvyn Knigin
[  ]WITHHOLD AUTHORITY        [  ]     Saul Pomerantz
    FOR ALL NOMINEES          [  ]     Gary W. Krat
                              [  ]     Joel M. Simon
[  ]FOR ALL EXCEPT            [  ]     Michael A. Salberg
    (See instructions below)

   INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: 0


2. Ratification of selection of Mahoney Cohen   FOR    AGAINST    ABSTAIN
   & Company, CPA, P.C. as auditors             |_|    |_|         |_|

3. To transact such other business as may properly come before the meeting or adjournment thereof.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------




To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the
registered name(s) on the account may not be submitted via this method. [   ]
--------------------------------------------------------------------------------

Signature of Shareholder  ________________     Date: ______________________


Signature of Shareholder  ________________     Date: ______________________


NOTE: Please sign exactly as your names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.